SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------

                       State Street Research Capital Trust
                      State Street Research Exchange Trust
                      State Street Research Financial Trust
                       State Street Research Growth Trust
                       State Street Research Income Trust
                  State Street Research Master Investment Trust
                    State Street Research Money Market Trust
                     State Street Research Securities Trust
                     State Street Research Tax-Exempt Trust

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

         5) Total fee paid:

         ----------------------------------------------------------------------



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ----------------------------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

         3) Filing Party:

         ----------------------------------------------------------------------

         4) Date Filed:

                  --------------------------------------------

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                           To Be Held On April 6, 1999

                  --------------------------------------------

     A Special Meeting of Shareholders of each of the Funds listed below (collectively, the "Meeting") will be held at the offices of each Trust listed below, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M. on April 6, 1999 for the following purposes:

     1. To elect Trustees of each Trust.

     2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

               The Trusts                              The Funds
State Street Research Capital Trust     State Street Research Aurora Fund
                                        State Street Research Capital Fund
                                        State Street Research Emerging
                                          Growth Fund

State Street Research Exchange Trust    State Street Research Exchange Fund

State Street Research Financial Trust   State Street Research Government
                                          Income Fund
                                        State Street Research Strategic
                                          Portfolios: Aggressive
                                        State Street Research Strategic
                                          Portfolios: Moderate
                                        State Street Research Strategic
                                          Portfolios: Conservative
                                        State Street Research IntelliQuant
                                          Portfolios: Small-Cap Value

State Street Research Growth Trust      State Street Research Growth Fund

State Street Research Income Trust      State Street Research High Income
                                          Fund
                                        State Street Research Managed Assets

State Street Research Master            State Street Research Investment Trust
  Investment Trust

State Street Research Money Market      State Street Research Money Market
  Trust                                   Fund

               The Trusts                               The Funds
State Street Research Securities Trust   State Street Research Galileo Fund
                                         State Street Research Legacy Fund
                                         State Street Research Strategic
                                           Income Fund

State Street Research Tax-Exempt         State Street Research New York
  Trust                                    Tax-Free Fund
                                         State Street Research Tax-Exempt Fund

     The matters referred to above may be acted upon at said Meeting and any adjournments thereof.

     The close of business on February 8, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

     IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN APRIL 2, 1999. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to cut-off dates for receipt of such instructions established by such intermediaries to facilitate a timely response.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN A FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE; PLEASE SEE PAGES 4 AND 5 FOR DETAILS. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                          By Order of the Trustees
                                          FRANCIS J. McNAMARA, III
                                          Secretary

February 9, 1999
Date of Notice

                             QUESTIONS AND ANSWERS


Q: What is Proposal 1 relating to the election of Trustees?

A: Shareholders of each Fund are being asked to vote on the election of Trustees. For each of the Funds except the Funds that are series of State Street Research Master Investment Trust and State Street Research Money Market Trust, four nominees are being presented for election. For the Funds that are series of State Street Master Investment Trust and State Street Money Market Trust, two nominees are being presented for election. Background information on all of the Trustees is included in the material. The Trustees recommend that you vote FOR each of the nominees.

Q: What is a shareholder supposed to do with this material?

A: You should read the material and then vote. Certain shareholders may vote by telephone; please see pages 4 and 5 for details. Or, you may vote by marking the enclosed Proxy form and returning it.

Q: What if I have questions?

A: Call the State Street Research Service Center at 1-800-562-0032 for help with your questions.

--------------------------------------------------------------------------------
     Important additional information about the proposal is set forth in the accompanying Proxy Statement. Please read it carefully.
--------------------------------------------------------------------------------

                  --------------------------------------------

                                 PROXY STATEMENT

                  --------------------------------------------

     This Proxy Statement is furnished to the shareholders of each fund listed below (each, a "Fund" and collectively the "Funds") in connection with the solicitation of proxies by and on behalf of the Board of Trustees of each registered investment company set forth below (each, a "Trust" and collectively, the "Trusts") to be used at a Special Meeting of Shareholders of each Fund (collectively, the "Meeting"), to be held concurrently at the Trusts' offices, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4 P.M., on April 6, 1999, and at any adjournments thereof.

               The Trusts                              The Funds
State Street Research Capital Trust     State Street Research Aurora Fund
  ("Capital Trust")                       ("Aurora Fund")
                                        State Street Research Capital Fund
                                          ("Capital Fund")
                                        State Street Research Emerging
                                          Growth Fund ("Emerging Growth
                                          Fund")

State Street Research Exchange Trust    State Street Research Exchange Fund
  ("Exchange Trust")                      ("Exchange Fund")

State Street Research Financial Trust   State Street Research Government
  ("Financial Trust")                     Income Fund ("Government Income
                                          Fund")
                                        State Street Research Strategic
                                          Portfolios: Aggressive ("Strategic
                                          Portfolios: Aggressive")
                                        State Street Research Strategic
                                          Portfolios: Moderate ("Strategic
                                          Portfolios: Moderate")
                                        State Street Research Strategic
                                          Portfolios: Conservative ("Strategic
                                          Portfolios: Conservative")
                                        State Street Research IntelliQuant
                                          Portfolios: Small-Cap Value
                                          ("IntelliQuant Portfolios: Small-Cap
                                          Value")

State Street Research Growth Trust      State Street Research Growth Fund
  ("Growth Trust")                        ("Growth Fund")

                The Trusts                               The Funds
State Street Research Income Trust        State Street Research High Income
  ("Income Trust")                          Fund ("High Income Fund")
                                          State Street Research Managed Assets
                                            ("Managed Assets")

State Street Research Master Investment   State Street Research Investment Trust
  Trust ("Master Investment Trust")         ("Investment Trust")

State Street Research Money Market        State Street Research Money Market
  Trust ("Money Market Trust")              Fund ("Money Market Fund")

State Street Research Securities Trust    State Street Research Galileo Fund
  ("Securities Trust")                      ("Galileo Fund")
                                          State Street Research Legacy Fund
                                            ("Legacy Fund")
                                          State Street Research Strategic Income
                                            Fund ("Strategic Income Fund")

State Street Research Tax-Exempt Trust    State Street Research New York
  ("Tax-Exempt Trust")                      Tax-Free Fund ("New York
                                            Tax-Free Fund")
                                          State Street Research Tax-Exempt
                                            Fund ("Tax-Exempt Fund")

     Shareholders of record of each Fund at the close of business on February 8, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders on or about February 24, 1999.

     Although each Fund is participating separately in the Meeting, proxies are being solicited through use of this combined Proxy Statement. With respect to proposal 1 regarding the election of Trustees of a Trust, shareholders of each Fund that is a series of the same Trust will vote together with each other Fund that is a series of that Trust. All shares of a Fund, regardless of class designation, are entitled to vote and will vote together on proposal 1.

     Information on the total number of shares of each class of the Funds issued and outstanding as of the Record Date is set forth in Appendix A. Each share is entitled to one vote with a proportionate vote for each fractional share.

     If the enclosed Proxy is properly executed and returned, or telephone votes are received, in time, the shares represented thereby will be voted at the Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meet-ing or any adjournments thereof. The Board of Trustees does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

     For purposes of considering proposal 1 regarding the election of Trustees of Financial Trust, Income Trust, Money Market Trust and Tax-Exempt Trust, a majority of the aggregate number of shares of the Trust entitled to vote constitutes a quorum of the Trust at the Meeting. For purposes of considering proposal 1 regarding the election of Trustees of Capital Trust, Exchange Trust, Growth Trust, Master Investment Trust and Securities Trust, 30% of the aggregate number of shares of the Trust entitled to vote constitutes a quorum of the Trust at the Meeting. The persons named as proxies may propose one or more adjournments of such Meeting of the Trust without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment with respect to proposal 1 will require the affirmative vote of a majority of the aggregate number of shares of the Trust present at the Meeting in person or by proxy.

     A plurality of the aggregate number of shares of the Trust cast in person or by proxy at the Meeting at which a quorum is present is required for the election of each Trustee.

     For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power), may in the discretion of a Trust be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions and broker non-votes could assist a Trust in obtaining a quorum. When counted as present, abstentions and broker non-votes will have no effect on the determination of plurality votes in connection with proposal 1 regarding the election of Trustees.

     A shareholder may vote:

     o By telephone
       -Through fully automated touch-tone voting
       -Verbally, with a telephone representative

     o By mail

     o In person at the Meeting

     There are two convenient methods to vote by using the telephone. (Please note, however, that these two telephone methods of voting are not available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.) If telephone voting is available for a shareholder's account, toll-free telephone numbers will be printed on the Proxy form. Prior to calling, the shareholder should read the Proxy Statement and have his or her Proxy form at hand.

     First, a shareholder may use the automated touch-tone voting method by calling the toll-free number for that method provided on the Proxy form. At the prompt, the shareholder enters the control number provided on the Proxy form, then follows the menu.

     Second, a separate toll-free number is provided on the Proxy form for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. Although a telephone representative will assist with any questions, the answers to which are contained in the Proxy Statement, the representative will not make recommendations on how to vote on any proposal.

     A written confirmation of the shareholder's telephone instructions will be mailed within 72 hours. The shareholder should immediately call 1-877-392-4944 toll-free between 9 A.M. and 6 P.M. Monday through Friday Boston time if no confirmation is received or if the shareholder's instructions have not been properly reflected.

     Shareholders voting their Proxies by either telephone method should not return their Proxy forms by mail.

     By using the telephone to submit voting instructions, the shareholder is authorizing First Data Investor Services Group, Inc. ("FDISG"), a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder's shares at the Meeting as the shareholder has indicated. Questions about the proposal itself should be directed to the State Street Research Service Center at 1-800-562-0032.

     If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a Proxy by telephone, the shareholder may still mail the Proxy form included with this Proxy Statement or attend the Meeting in person.

     Any shareholder who has given a Proxy, by telephone or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone vote, or a written notice of revocation or a later-dated Proxy, or by attending the Meeting and voting his or her shares in person.

     The Trusts believe that the procedures for authorizing the execution of a Proxy by telephone set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded. Telephone calls will be recorded.

     Employees of State Street Research & Management Company (the "Investment Manager"), affiliates of the Investment Manager, or other representatives of a Trust, such as FDISG, may also solicit Proxies by contacting shareholders by telephone or in person.

     The Trusts intend to use FDISG, and its agents, to assist with the mailing and tabulation effort and any special, personal solicitation of Proxies. The costs of retaining FDISG and its agents to perform such services, which are not expected to exceed $25,000 per Fund, will be borne by the relevant Fund, in addition to out-of-pocket expenditures for postage, printing and related items. Each Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of a Fund.

     Upon request by a shareholder of a Fund to State Street Research Service Center, One Financial Center, Boston, Massachusetts 02111 at 1-800-562-0032, the annual report and most recent semiannual report succeeding the annual report, if any, for the Fund will be furnished without charge to the requesting shareholder. The distributor (the "Distributor") of each Fund is State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111.

     Information on the persons or entities who were the beneficial owners of 5% or more of shares of each Fund as of December 31, 1998 is set forth in Appendix B hereto.

     The Investment Manager and the Distributor are indirect, wholly-owned subsidiaries of Metropolitan Life Insurance Company ("Metropolitan"). Metropolitan and its affiliates have indicated that with respect to shares of a Fund for which they have voting authority, they intend to vote for and against the proposal in the same relative proportion as do the other shareholders of the Fund who cast votes at the meeting.

                              ELECTION OF TRUSTEES

     The shareholders of each Trust are being asked to elect the persons named below to serve as Trustees of the Trust. All shares represented by valid proxies will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees named have agreed to serve as Trustees if elected. If for any reason any of the nominees should not be available for election as contemplated, the proxies hereby solicited may, unless otherwise limited, be voted to elect such substitute nominees, if any, as may be designated by the Board of Trustees of a Trust, subject to the applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Some of the nominees currently serve as Trustees and are being presented for shareholder election for the first time. The other current Trustees were previously elected by the shareholders and are not being voted upon at this Meeting. This election will help assure continued compliance with 1940 Act provisions regarding the election of Trustees. Background information on all of the Trustees has been provided. Information on the beneficial ownership of shares of the Funds by the nominees and Trustees is set forth in Appendix B to this Proxy Statement.

                 CAPITAL TRUST
                 EXCHANGE TRUST
                FINANCIAL TRUST
                  GROWTH TRUST
                  INCOME TRUST
                SECURITIES TRUST                             MASTER INVESTMENT TRUST
                TAX-EXEMPT TRUST                                MONEY MARKET TRUST
                ----------------                                ------------------
      Nominee Standing                                  Nominee Standing
       for Election by          Position with           for Election by           Position with
        Shareholders                Trust                 Shareholders                Trust
        ------------                -----                 ------------                -----
Bruce R. Bond .............. (1)                 Bruce R. Bond ............... Trustee
Steve A. Garban ............ Trustee             Susan M. Phillips ........... Trustee
Malcolm T. Hopkins ......... Trustee
Susan M. Phillips .......... (2)

   Previously Elected by                           Previously Elected by
    Shareholders and Not        Position with       Shareholders and Not          Position with
   Standing for Election            Trust          Standing for Election              Trust
   ---------------------            -----          ---------------------              -----
Edward M. Lamont ........... Trustee             Steve A. Garban ............. Trustee
Robert A. Lawrence ......... Trustee             Malcolm T. Hopkins .......... Trustee
Dean O. Morton ............. Trustee             Edward M. Lamont ............ Trustee
Toby Rosenblatt ............ Trustee             Robert A. Lawrence .......... Trustee
Michael S. Scott Morton..... Trustee             Dean O. Morton .............. Trustee
*Ralph F. Verni ............ Trustee             Toby Rosenblatt ............. Trustee
                             Chairman of the     Michael S. Scott Morton...... Trustee
                             Board, Chief        *Ralph F. Verni ............. Trustee
                             Executive Officer                                 Chairman of the
                             and President                                     Board, Chief
                                                                               Executive Officer
                                                                               and President

-----------------
* Individual who is deemed to be an "interested person" of the Trust under the 1940 Act because of his affiliation with the Fund's investment manager.

(1) Mr. Bond currently serves as a Trustee of the Growth Trust, Income Trust, Master Investment Trust, Money Market Trust and Securities Trust. Mr. Bond is being nominated for the first time to serve as a Trustee of the Capital Trust, Exchange Trust, Financial Trust and Tax-Exempt Trust.

(2) Dr. Phillips currently serves as a Trustee of the Capital Trust, Exchange Trust, Financial Trust, Master Investment Trust, Money Market Trust and Tax-Exempt Trust. Dr. Phillips is being nominated for the first time to serve as a Trustee of the Growth Trust, Income Trust and Securities Trust.

     Information on all the nominees and current Trustees, in alphabetical order, is set forth below.

     Bruce R. Bond is Chairman of the Board, Chief Executive Officer and President of PictureTel Corporation. He is 52. Mr. Bond's other principal business affiliations include Director of WITCO Corporation, a specialty chemical company, and Ceridian Corporation, a leading information services company. During the past five years, he has also served as Chief Executive Officer of ANS Communications (a communications networking company) and as managing director of British Telecommunications PLC. Mr. Bond is also a Trustee of six Trusts for which the Investment Manager serves as investment adviser. See Appendix D.

     Steve A. Garban is retired and was formerly Senior Vice President, Finance and Operations and Treasurer, The Pennsylvania State University. He is 61. Mr. Garban's other principal business affiliations include Director of Metropolitan Series Fund, Inc. Mr. Garban is also a Trustee or Director of eleven investment companies, including the Trusts, for which the Investment Manager serves as investment adviser. See Appendix D.

     Malcolm T. Hopkins is engaged primarily in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer, St. Regis Corp. (forest and paper products). He is 70. Mr. Hopkins's other principal business affiliations include Director of Metropolitan Series Fund, Inc., Columbia Energy Group and U.S. Home Corporation. Mr. Hopkins is also a Trustee or Director of eleven investment companies, including the Trusts, for which the Investment Manager serves as investment adviser. See Appendix D.

     Edward M. Lamont is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was in banking with an affiliate of J.P. Morgan & Co. in New York. He is 72. Mr. Lamont's other principal business affiliations include Director of Sun Life Insurance and Annuity Company of New York. Mr. Lamont is also a Trustee or Director of eleven investment companies, including the Trusts, for which the Investment Manager serves as investment adviser. See Appendix D. Mr. Lamont is expected to retire as a Trustee or Director of these eleven investment companies as of April 1, 1999.

     Robert A. Lawrence is retired and was formerly a Partner in Saltonstall & Co., a private investment firm. He is 72. Mr. Lawrence's other principal business affiliations include Director of Metropolitan Series Fund, Inc., The Boston Globe, New York Times Company and Fifty Associates (a real estate investment trust). Mr. Lawrence is also a Trustee or Director of eleven investment companies, including the Trusts, for which the Investment Manager serves as investment adviser. See Appendix D. Mr. Lawrence is expected to retire as a Trustee or Director of these eleven investment companies, and as a Director of the Metropolitan Series Fund, Inc., as of April 1, 1999.

     Dean O. Morton is retired and was formerly Executive Vice President, Chief Operating Officer and Director, Hewlett-Packard Company. He is 66. Mr. Morton's other principal business affiliations include Director of Metropolitan Series Fund, Inc., Alza Corp. (a therapeutic systems developer), Raychem Corp. (a materials science company), The Clorox Company (a consumer products company), KLA-Tencor Corporation (a scientific instruments company), BEA Systems, Inc. (a software company) and Centigram Communications Corporation (a communications equipment company). Mr. Morton is also a Trustee or Director of eleven investment companies, including the Trusts, for which the Investment Manager serves as investment adviser. See Appendix D.

     Susan M. Phillips is Dean of the School of Business and Public Management at George Washington University and Professor of Finance. She is 54. Dr. Phillips's other principal business affiliations include Director of Cantor Fitzgerald Futures Exchange, Inc. and State Farm Life Insurance Company. Previously, Dr. Phillips was a member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission. Dr. Phillips is also a Trustee of six Trusts for which the Investment Manager serves as investment adviser. See Appendix D.

     Toby Rosenblatt is President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd. He is 60. Mr. Rosenblatt's other principal business affiliations include Director of Advanced Polymer Systems, Inc. (a specialty chemicals, drugs and cosmetics company) and Pherin Corporation (proprietary compounds for human health). Mr. Rosenblatt is also a Trustee or Director of eleven investment companies, including the Trusts, for which the Investment Manager serves as investment adviser. See Appendix D.

     Michael S. Scott Morton is Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology. He is 61. Dr. Scott Morton's other principal business affiliations include Director of Metropolitan Series Fund, Inc., Merrill Corporation (a document management company) and Sequent Computer Systems, Inc. (a computer manufacturer). Dr. Scott Morton is also a Trustee or Director of eleven investment companies, including the Trusts, for which the Investment Manager serves as investment adviser. See Appendix D.

     Ralph F. Verni's principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of the Investment Manager. He is 56. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., member of the Advisory Board of Commonwealth Capital Ventures, L.P.; Chairman of the Board and Director of SSR Realty Advisors, Inc.; and President, Chief Executive Officer and Director of SSRM Holdings, Inc. Mr. Verni is also a Trustee or Director of eleven investment companies, including the Trusts, for which the Investment Manager serves as investment adviser. See Appendix D.

     A candidate elected as a Trustee will serve as such until any successor is elected and qualified. A Trustee serves until he retires, resigns or is removed as provided in the master trust agreement of the respective Trust (each, a "Master Trust Agreement"). The Trust is not required to hold regularly scheduled annual meetings for the election of Trustees. (See "No Annual Meetings of Shareholders" below.)

     The following persons are principal officers, but not Trustees, of the indicated Trust:

     Peter C. Bennett serves as Vice President of each Trust other than the Money Market Trust and the Tax-Exempt Trust. He is 60. His principal occupation is currently, and during the past five years has been, Executive Vice President of the Investment Manager. Mr. Bennett is also a Director and Chief Investment Officer-Equity of the Investment Manager. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc. See Appendix D.

     Jesus A. Cabrera has served as Vice President of the Capital Trust since November 1996. He is 37. His principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as Vice President of the Investment Manager and as Vice President at First Chicago Investment Management Company.

     Paul J. Clifford, Jr. has served as Vice President of the Tax-Exempt Trust since November 1993. He is 36. His principal occupation is currently, and during the past five years has been, Vice President of the Investment Manager.

     Thomas J. Dillman has served as Vice President of the Securities Trust since February 1998. He is 49. His principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as research director at Bank of New York.

     Bartlett R. Geer, serves as Vice President of the Income Trust and the Securities Trust. He is 43. His principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager. Mr. Geer also serves as a Vice President of State Street Research Equity Trust ("Equity Trust"). See Appendix D.

     Lawrence J. Haverty, Jr. has served as Vice President of the Capital Trust since February 1998. He is 54. His principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

     Richard J. Jodka has served as Vice President of the Capital Trust since February 1998. He is 55. His principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as a portfolio manager at Frontier Capital Management and Putnam Investments.

     John H. Kallis serves as Vice President of Financial Trust, Income Trust, Money Market Trust, Securities Trust and Tax-Exempt Trust. He is 58. His principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager. See Appendix D.

     Dyann H. Keissling has served as Vice President of the Money Market Trust since August 1997. She is 35. Her principal occupation is Vice President of the Investment Manager. During the past five years she has also served as a fixed income trader for the Investment Manager.

     Rudolph K. Kluiber has served as Vice President of the Capital Trust since November 1994. He is 39. His principal occupation currently is Senior Vice President of the Investment Manager. During the past five years he has also served as a Vice President of the Investment Manager.

     Gerard P. Maus serves as Treasurer of each Trust. He is 47. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer, Chief Administrative Officer, and Director of the Investment Manager. Mr. Maus's other principal business affiliations include Executive Vice President, Chief Financial Officer, Chief Administrative Officer, Treasurer and Director of State Street Research Investment Services, Inc.; Treasurer and Chief Financial Officer of SSRM Holdings, Inc.; and Director of SSR Realty Advisors, Inc. See Appendix D.

     Francis J. McNamara, III serves as Secretary and General Counsel of each Trust. He is 43. His principal occupation is Executive Vice President, General Counsel and Secretary of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager and as Senior Vice President and General Counsel of The Boston Company Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, General Counsel and Clerk of State Street Research Investment Services, Inc.; and Secretary and General Counsel of SSRM Holdings, Inc. See Appendix D.

     Kim M. Peters has served as Vice President of the Securities Trust since January 1994. He is 46. His principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as Vice President of the Investment Manager.

     E.K. Easton Ragsdale, Jr. has served as Vice President of the Financial Trust since August 1998. He is 47. His principal occupation is Senior Vice President of the

Investment Manager. During the past five years he has also served as Vice President of the Investment Manager and as Senior Vice President and Chief Quantitative Analyst for Kidder Peabody & Co.

     Scott Richards has served as Vice President of the Securities Trust since February 1999. He is 39. His principal occupation is currently, and during the past five years has been, Vice President of the Investment Manager.

     Thomas A. Shively serves as Vice President of Financial Trust, Income Trust, Money Market Trust, Securities Trust and Tax-Exempt Trust. He is 44. His principal occupation is currently, and during the past five years has been, Executive Vice President of the Investment Manager. Mr. Shively is also a Director and Chief Investment Officer-Fixed Income of the Investment Manager. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc. See Appendix D.

     Dudley F. Wade has served as Vice President of the Growth Trust since 1968 and the Master Investment Trust since 1972. He is 80. His principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager.

     James M. Weiss serves as Vice President of each Trust other than the Money Market Trust and the Tax-Exempt Trust. He is 52. His principal occupation is Executive Vice President of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager and as President and Chief Investment Officer of IDS Equity Advisors. See Appendix D.

     Elizabeth M. Westvold has served as Vice President of the Securities Trust since August 1996. She is 38. Her principal occupation is Senior Vice President of the Investment Manager. During the past five years she has also served as Vice President and as an analyst for the Investment Manager.

     John T. Wilson has served as Vice President of the Master Investment Trust since August 1996. He is 35. His principal occupation is Senior Vice President of the Investment Manager. Mr. Wilson has also served as a Vice President of the Equity Trust since 1996. During the past five years he has also served as a Vice President of the Investment Manager, as an analyst and portfolio manager at Phoenix Home Life Mutual Insurance Company and as a Vice President of Phoenix Investment Counsel Inc.

     Kennard P. Woodworth, Jr. serves as Vice President of Exchange Trust, Growth Trust and Securities Trust. He is 60. His principal occupation is currently, and during the past five years has been, Senior Vice President of the Investment Manager. See Appendix D.

     These officers are deemed to be "interested persons" of the Fund under the 1940 Act inasmuch as they are affiliated with the Investment Manager as noted.

     For information on the ownership of Fund shares by the Trustees and officers, see Appendix B.

Board Meetings and Committees

     During the most recently completed fiscal year of each Trust, the respective Board of Trustees held a total of four meetings.

     The Audit Committee of each Board of Trustees held two meetings during the most recently completed fiscal year. The present members of the Audit Committee are Messrs. Garban, Morton and Scott Morton. The duties of this Committee include meeting with representatives of the Trust's independent public accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, the Committee reports to the Board on the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

     The Governance Committee of each Board of Trustees held four meetings in 1998. The present members of the Governance Committee of each Board of Trustees are Messrs. Garban, Morton, Rosenblatt and Scott Morton. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings, compensation and similar matters. The Governance Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary of the Trust, One Financial Center, 30th Floor, Boston, Massachusetts 02111.

Remuneration of Principal Officers and Trustees

     The executive officers of the Trust and those of its Trustees who are officers of the Investment Manager receive no direct remuneration from the Trust. Such executive officers and Trustees receive remuneration from the Investment Manager. Trustees who are not officers of the Investment Manager are compensated for attendance at each meeting of the Board of Trustees and committees of the Board and reimbursed for reasonable expenses incurred in connection therewith, and are paid an annual retainer.

     Information on the compensation of the current Trustees (except Mr. Verni, who receives no compensation from the Funds) is set forth as Appendix C hereto.

Required Vote

     A plurality of the aggregate number of shares of the Trust cast in person or by proxy at the Meeting, provided a quorum is represented, is required for the election of a Trustee.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Trustees of each Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

     There will be no annual or further special meetings of shareholders of a Trust unless required by applicable law or called by the Trustees in their discretion. In accordance with the 1940 Act, or under applicable Master Trust Agreement of the Trust, any Trustee may be removed (i) by a written instrument, signed by at least two thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by a vote of shareholders holding not less than two thirds of the shares of the Trust then outstanding, cast in person or by proxy at a meeting called for the purpose. Shareholders holding 10% or more of the shares of the Trust then outstanding can require that the Trustees call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. In addition, if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 or at least 1% of the outstanding Trust shares, inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder list or inform them of the cost involved if the Trust forwards material to shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, One Financial Center, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.

     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE; PLEASE SEE PAGES 4 AND 5 FOR DETAILS.

February 9, 1999
Date of Proxy Statement

                                   APPENDIX A

     As of February 8, 1999, the total number of shares of each class of the Funds that were issued and outstanding was as follows:

        Trust/Fund             Class A       Class B    Class B(1)    Class C      Class S           Other
        ----------             -------       -------    ----------    -------      -------           -----
Capital Trust
  Aurora Fund                 7,844,908   13,392,319      164,529    4,134,043      95,038
  Capital Fund               27,652,738   31,568,055      145,211    8,222,264   4,316,970
  Emerging Growth Fund        3,318,933    5,240,883       98,713      758,818     583,052
Exchange Trust
  Exchange Fund                      --           --           --           --          --          1,818,880(a)
Financial Trust
  Government Income Fund     40,540,815   10,054,936      272,241    2,282,947   1,549,611
  Strategic Portfolios:
    Aggressive                       --           --           --           --   5,515,272
  Strategic Portfolios:
    Moderate                         --           --           --           --   4,297,073
  Strategic Portfolios:
    Conservative                     --           --           --           --   3,512,083
  IntelliQuant Portfolios:
    Small-Cap Value              53,038       53,038       53,038       53,038     318,149
Growth Trust
  Growth Fund                 2,457,138    5,146,173      137,358      569,611  19,048,151
Income Trust
  High Income Fund          115,520,114   61,097,665      829,358    7,201,614   8,499,725
  Managed Assets             30,245,124   36,188,075      363,396    2,109,499   1,447,274
Master Investment Trust
  Investment Trust           47,604,417   77,573,666    1,592,685    4,709,324  82,394,559
Money Market Trust
  Money Market Fund                  --   26,318,192      580,469    3,115,945  16,357,344        331,893,621(b)
                                                                                                      483,469(c)
Securities Trust
  Galileo Fund                1,357,944    1,690,259       75,104      257,344     493,394
  Legacy Fund                 2,872,971    5,480,315      347,366    1,426,939     368,881
  Strategic Income Fund       6,315,819    6,665,774      188,562    2,228,533   1,694,039
Tax-Exempt Trust
  New York Tax-Free Fund      2,539,701    2,219,601       80,885      131,703   3,431,050
  Tax-Exempt Fund            24,614,845    7,273,817      145,759      458,227   1,412,095

-----------------
(a) The shares of the Exchange Fund do not have any share class designations.
(b) Money Market Fund Class E shares.
(c) Money Market Fund Class T shares.

                                   APPENDIX B

     Listed below are the persons or entities who were the beneficial owners of 5% or more of the shares of each Fund, where applicable, as of December 31, 1998. As of the same date, no Trustee or principal officer owned individually more than 1% of any Fund for which they served as a Trustee or officer. Similarly, the Trustees and officers as a group did not own 1% or more of any such Fund.

                                      Name and Address of            Amount and Nature of     % of
Name of Trust/Fund                     Beneficial Owner              Beneficial Ownership     Fund
------------------                     ----------------              --------------------     ----
Financial Trust
  Strategic Portfolios:
    Aggressive             Metropolitan Life Insurance Company(1)    3,329,462 shares          59.9
  Strategic Portfolios:
    Moderate               Metropolitan Life Insurance Company       1,908,637 shares          43.9
                           State Street Bank Trustee for               618,418 shares          14.2
                           The B.G. Evangelistic Assoc.
                           1994 Pension Plan
                           c/o State Street Research Service
                           Center, One Financial Center,
                           Boston, MA 02111
  Strategic Portfolios:
    Conservative           Metropolitan Life Insurance Company       2,552,580 shares          72.0
  IntelliQuant Portfolios:
    Small-Cap Value        Metropolitan Life Insurance Company         581,452 shares         100.0
Money Market Trust
  Money Market Fund        Metropolitan Life Insurance Company(2)   41,936,675 shares          11.3
Securities Trust
  Galileo Fund             Metropolitan Life Insurance Company         575,916 shares          15.2
  Strategic Income Fund    Metropolitan Life Insurance Company       4,113,014 shares          24.6

-----------------
(1) The address of Metropolitan Life Insurance Company is One Madison Avenue, New York, NY 10010
(2) Metropolitan Life Insurance Company, a New York corporation, was the record or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

                                   APPENDIX C
                           AGGREGATE COMPENSATION FROM
                                    EACH FUND

                                                          Name of Trustee/Nominee
                                                          -----------------------
                                             Bruce R.     Steven A.     Malcolm T.     Edward M.
Name of Trust/Fund                             Bond         Garban        Hopkins       Lamont
------------------                             ----         ------        -------       ------
Capital Trust
  Aurora Fund(1)                               --        $  4,300         $ 4,000     $ 3,700
  Capital Fund(1)                              --        $  4,300         $ 4,000     $ 3,700
  Emerging Growth Fund(1)                      --        $  2,200         $ 1,900     $ 1,800
Exchange Trust
  Exchange Fund(2)                             --        $  4,500         $ 4,000     $ 3,700
Financial Trust
  Government Income Fund(3)                    --        $  4,300         $ 4,000     $ 3,700
  Strategic Portfolios: Aggressive(3)          --        $  2,400         $ 1,900     $ 1,800
  Strategic Portfolios: Moderate(3)            --        $  2,400         $ 1,900     $ 1,800
  Strategic Portfolios: Conservative(3)        --        $  2,400         $ 1,900     $ 1,800
  IntelliQuant Portfolios: Small-Cap
    Value(7)                                   --        $    700         $   500     $   500
Growth Trust
  Growth Fund(2)                               --        $  4,500         $ 4,000     $ 3,700
Income Trust
  High Income Fund(4)                          --        $  3,800         $ 4,000     $ 3,700
  Managed Assets(4)                            --        $  3,800         $ 4,000     $ 3,700
Master Investment Trust
  Investment Trust(2)                          --        $  4,500         $ 4,000     $ 3,700
Money Market Trust
  Money Market Fund(4)                         --              --              --     $ 3,700
Securities Trust
  Galileo Fund(5)                              --        $  2,000         $ 1,800     $ 1,800
  Legacy Fund(5)                               --        $  2,100         $ 1,900     $ 1,900
  Strategic Income Fund(5)                     --        $  1,900         $ 1,900     $ 1,800
Tax-Exempt Trust
  New York Tax-Free Fund(2)                    --        $  2,400         $ 1,900     $ 1,800
  Tax-Exempt Fund(2)                           --        $  4,500         $ 4,000     $ 3,700
Total Compensation from Funds and
Fund Complex Paid to Trustees(6)               --        $110,300         $97,200     $66,000

-----------------
(1) For the Fund's fiscal year ended September 30, 1998.

(2) For the Fund's fiscal year ended December 31, 1998.

(3) For the Fund's fiscal year ended October 31, 1998.

(4) For the Fund's fiscal year ended March 31, 1998.

                         Name of Trustee/Nominee
                         -----------------------
  Robert A.      Dean O.      Susan M.        Toby         Michael S.
  Lawrence        Morton      Phillips     Rosenblatt     Scott Morton
  --------        ------      --------     ----------     ------------
   $ 4,000     $  4,500      $   233         $ 4,300        $  4,700
   $ 4,000     $  4,500      $   235         $ 3,900        $  4,700
   $ 1,900     $  2,400      $   125         $ 2,000        $  2,600
   $ 4,000     $  4,600      $ 1,235         $ 4,000        $  4,800
   $ 4,000     $  4,500      $   235         $ 3,900        $  4,700
   $ 1,900     $  2,500      $   225         $ 2,100        $  2,700
   $ 1,900     $  2,500      $   225         $ 2,100        $  2,700
   $ 1,900     $  2,500      $   225         $ 2,100        $  2,700
   $   500     $    700      $   500         $   600        $    900
   $ 4,000     $  4,600           --         $ 4,000        $  4,800
   $ 4,100     $  4,300           --         $ 4,100        $  4,600
   $ 4,100     $  4,300           --         $ 4,100        $  4,600
   $ 4,000     $  4,600      $ 1,235         $ 4,000        $  4,800
   $ 4,100     $  4,300           --         $ 4,100        $  4,600
   $ 1,800     $  2,200           --         $ 1,800        $  2,400
   $ 1,900     $  2,300           --         $ 1,900        $  2,500
   $ 1,900     $  2,200           --         $ 2,000        $  2,400
   $ 1,900     $  2,500      $   600         $ 2,100        $  2,700
   $ 4,000     $  4,600      $ 1,235         $ 4,000        $  4,800
   $96,700     $110,700      $12,145         $72,600        $115,500

-----------------

(5) For the Fund's fiscal year ended April 30, 1998.

(6) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan, served as investment adviser. "Total Compensation from Funds and Fund Complex Paid to Trustees" is for the 12 months ended December 31, 1998. The Funds do not provide any pension or retirement benefits for the Trustees.

(7) Estimated for its initial fiscal year ending February 28, 1999.

                                   APPENDIX D

                                                                Year First Elected
                                                                ------------------
Name/Positions                   Capital       Equity       Exchange      Financial        Growth          Income
with Investment Companies         Trust         Trust        Trust          Trust          Trust           Trust
-------------------------         -----         -----        -----          -----          -----           -----
Trustees/Directors
------------------
Bruce R. Bond                                  1999                                         1999            1999
Steve A. Garban                    1997        1997           1997          1997            1997            1997
Malcolm T. Hopkins                 1997        1997           1997          1997            1997            1997
Edward M. Lamont                   1995        1987           1994          1987            1992            1987
Robert A. Lawrence                 1993(3)     1986           1984(1)       1987            1986(1)         1986
Dean O. Morton                     1985(1)     1986           1984(1)       1987            1984(1)         1986
Susan M. Phillips                  1998                       1998          1998
Toby Rosenblatt                    1995        1993           1994          1993            1992            1993
Michael S. Scott Morton            1987        1987           1989          1987            1989            1987
Ralph F. Verni                     1992        1992           1992          1992            1992            1992

Principal Officers
------------------
Peter C. Bennett                   1993        1990           1989          1996            1989            1997
Jesus A. Cabrera                   1996
Paul J. Clifford, Jr.
Thomas J. Dillman
Bartlett R. Geer                               1992                                                         1987
Lawrence J. Haverty, Jr.                       1998
Richard J. Jodka                   1998
John H. Kallis                                                              1987                            1987
Dyann H. Keissling
Rudolph K. Kluiber                 1994
Gerard P. Maus                     1993        1993           1993          1993            1993            1993
Francis J. McNamara, III           1995        1995           1995          1995            1995            1995
Kim M. Peters
E.K. Easton Ragsdale, Jr.                                                   1998
Scott Richards
Thomas A. Shively                                                           1993                            1994(4)
Dudley F. Wade                                                                              1968(1)
James M. Weiss                     1996        1996           1997          1998            1997            1998
Elizabeth M. Westvold
John T. Wilson                                 1996
Kennard P. Woodworth, Jr.                                     1993                          1997(5)

-----------------
(1) Year elected as Director or officer of predecessor corporation.

(2) Mr. Lamont also served as Director of Master Investment Trust's predecessor corporation from 1965 to 1971.

(3) Mr. Lawrence also served as Director of Capital Trust's predecessor corporation from 1979 to 1985.

(4) Mr. Shively also served as a Vice President of Income Trust during 1987.

(5) Mr. Woodworth also served as a Vice President of Growth Trust from 1993 to 1996.

                           Year First Elected
                           ------------------
                 Tax-        Master        Money       State Street
 Securities     Exempt     Investment     Market         Research
    Trust        Trust        Trust        Trust     Portfolios, Inc.
    -----        -----        -----        -----     ----------------

    1999                      1999        1999
    1997        1997          1997        1998            1992
    1997        1997          1997        1998            1992
    1994        1987          1982(2)     1987            1997
    1994        1986          1986(1)     1986            1993
    1994        1986          1974(1)     1986            1993
                1998          1998        1998
    1994        1993          1990        1993            1997
    1994        1987          1989        1987            1993
    1994        1992          1992        1992            1997

    1997                      1989                        1997

                1993
    1998
    1996


    1994        1994                      1994
                                          1997

    1994        1993          1993        1993            1997
    1995        1995          1995        1995            1997
    1994

    1999
    1994        1994                      1991
                              1972(1)
    1997                      1996                        1997
    1996
                              1996
    1997

                                                                    SSR-468F-199

                       FOR FASTER, MORE CONVENIENT VOTING
                                 USE THE PHONE


                Vote this proxy card TODAY! Your prompt response
            will save your fund the expense of additional mailings.


Option 1: Automated Touch Tone Voting: Call toll-free 1-888-221-0697

Option 2: Telephone Rep. Assisted Voting: Call toll-free 1-877-392-4944

Special Meeting of Shareholders-
April 6, 1999

*** CONTROL NUMBER:                    ***
[Down arrow] Please detach at perforation before mailing [Down arrow]

STATE STREET RESEARCH_______ TRUST: STATE STREET RESEARCH __________ FUND

The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4 p.m. on April 6, 1999, or at any adjournments thereof, on the items described on the other side of this form, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated February 9, 1999, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                    IF NOT VOTING BY PHONE, IT IS IMPORTANT
                     THAT THIS PROXY BE SIGNED AND RETURNED
                            IN THE ENCLOSED ENVELOPE.

DATE: _____________, 1999

NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
              Signature(s) if held jointly (Title(s), if required)


                           CONTINUED ON REVERSE SIDE

--------------------------------------------------------------------------------
        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

                    Please vote by filling in the box below.

If a choice is specified for the proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR the proposal.

1. Election of Trustees.                                             FOR all             WITHHOLD
                                                                 nominees listed        authority
Nominees: (01) Bruce R. Bond, (02) Steve A. Garban,            (except as noted in   to vote for all
          (03) Malcolm T. Hopkins, (04) Susan M. Phillips         space provided)    nominees listed
                                                                       [ ]                 [ ]

To withhold authority to vote for any individual nominee, write that nominee's name in the following space.

--------------------------------------------------------------------------------

                            I PLAN TO ATTEND THE MEETING:              YES                  NO
                                                                       [ ]                 [ ]

                           PLEASE SIGN ON REVERSE SIDE

                       FOR FASTER, MORE CONVENIENT VOTING
                                 USE THE PHONE


                Vote this proxy card TODAY! Your prompt response
            will save your fund the expense of additional mailings.


Option 1: Automated Touch Tone Voting: Call toll-free 1-888-221-0697

Option 2: Telephone Rep. Assisted Voting: Call toll-free 1-877-392-4944

Special Meeting of Shareholders-
April 6, 1999

*** CONTROL NUMBER:                    ***
[Down arrow] Please detach at perforation before mailing [Down arrow]

STATE STREET RESEARCH_______ TRUST: STATE STREET RESEARCH __________ FUND

The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4 p.m. on April 6, 1999, or at any adjournments thereof, on the items described on the other side of this form, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated February 9, 1999, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                     IF NOT VOTING BY PHONE, IT IS IMPORTANT
                     THAT THIS PROXY BE SIGNED AND RETURNED
                            IN THE ENCLOSED ENVELOPE.

DATE: _____________, 1999

NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
              Signature(s) if held jointly (Title(s), if required)


                           CONTINUED ON REVERSE SIDE

--------------------------------------------------------------------------------
        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

                    Please vote by filling in the box below.

If a choice is specified for the proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR the proposal.

1. Election of Trustees.                                             FOR all             WITHHOLD
                                                                 nominees listed        authority
Nominees: (02) Bruce R. Bond, (04) Susan M. Phillips           (except as noted in   to vote for all
                                                                  space provided)    nominees listed
                                                                       [ ]                 [ ]

To withhold authority to vote for any individual nominee, write that nominee's name in the following space.

--------------------------------------------------------------------------------

                            I PLAN TO ATTEND THE MEETING:              YES                  NO
                                                                       [ ]                 [ ]

                           PLEASE SIGN ON REVERSE SIDE